UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2022

RGC Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (540) 777-4427

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Form 8-K is being filed to provide additional information with respect to the evaluation of a potential material impairment initially disclosed under Item 2.06 in the Form 8-K filed by the registrant on February 22, 2022.

Item 2.06	Material Impairments.

RGC Midstream, LLC (“Midstream”), a wholly owned subsidiary of RGC Resources, Inc. (“Resources”), is an equity method investor in Mountain Valley Pipeline, LLC (“LLC”), a joint venture established for the construction and operation of the Mountain Valley Pipeline (“MVP”) and MVP Southgate.

As disclosed in Item 2.06 on the Form 8-K dated February 22, 2022, due primarily to recent decisions by the U.S. Court of Appeals for the Fourth Circuit (the “Court”) vacating and remanding certain permits necessary for the completion of MVP construction and commercial operation, and the greater uncertainty that now exists given the Court’s actions, as well as the recent actions by project partners to impair their respective investments and the discontinuance of the previously-publicized summer 2022 in-service target for the MVP project, Midstream is in the process of evaluating an impairment charge related to its investment in the LLC. This process is ongoing; however, Midstream currently believes that the impairment will likely be in the pre-tax range of $33.2 million to $46.5 million, or 50% to 70%, of its total LLC investment.

Any impairment charge resulting from this evaluation will be included in a further amendment to the Form 8-K dated February 22, 2022 and reflected in Resources’ second fiscal quarter results of operations.

Regardless of any impairment to Midstream’s investment in the MVP joint venture, Resources remains committed to completing the MVP project and is supportive of engagement with federal agencies, legal counsel and the other joint venture partners to evaluate the best path forward.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC., Registrant

/s/ Jason A. Field
Name:	Jason A Field
Title:	Vice President, Chief Financial Officer and Treasurer

Date: March 24, 2022